UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2006

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A copy of a slide presentation given by J. Brandon Black, President and Chief Executive Officer, at the Brean Murray, Carret & Co. Small Cap Institutional Investor Conference ‘06 on January 31, 2006 in New York, New York, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

The slide presentation attached to this Current Report on Form 8-K as Exhibit 99.1 contains financial measures for net income excluding one-time benefits and charges and for income before taxes excluding one time benefits and charges that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company has provided a reconciliation in Exhibit 99.2 to this Current Report on Form 8-K of the non-GAAP financial measures for net income excluding one-time benefits and charges to GAAP net income, and for income before taxes excluding one time benefits and charges to GAAP income before taxes.

Management believes that the non-GAAP financial measures for net income and income before taxes provide useful information to investors about the Company’s results of operations because the elimination of one-time benefits and charges that are included in the GAAP financial measures results in enhanced comparability of certain key financial results between the periods presented.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Slide presentation given by J. Brandon Black, President and Chief Executive Officer, at the Brean Murray, Carret & Co. Small Cap Institutional Investor Conference ‘06 on January 31, 2006 in New York, New York.

99.2	Reconciliation of non-GAAP information pursuant to Regulation G.

The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Risk Factors

The slide presentation attached to this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. These statements include, among others, statements found under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

The Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, some of which are beyond our control. Factors that could affect our results of operations or financial condition and cause them to differ from those contained in the forward-looking statements include:

•	Our quarterly operating results may fluctuate and cause our stock price to decrease;

•	We may not be able to purchase receivables at sufficiently favorable prices or terms, or at all;

•	We may not be successful at acquiring and collecting on portfolios consisting of new types of receivables;

•	We may not be able to collect sufficient amounts on our receivable portfolios to recover our costs and fund our operations;

•	The statistical model we use to project remaining cash flows from our receivable portfolios may prove to be inaccurate, which could result in reduced revenues if we do not achieve the collections forecasted by our model;

•	Our industry is highly competitive, and we may be unable to continue to compete successfully with businesses that may have greater resources than we have;

•	Our failure to purchase sufficient quantities of receivable portfolios may necessitate workforce reductions, which may harm our business;

•	High financing costs currently have an adverse effect on our earnings;

•	A significant portion of our portfolio purchases during any period may be concentrated with a small number of sellers;

•	We may be unable to meet our future liquidity requirements;

•	We may require additional debt or equity financing to fund our portfolio purchases or business acquisitions;

•	We may not be able to continue to satisfy the restrictive covenants in our debt agreements;

•	We use estimates in our accounting, and our earnings will be reduced if actual results are less than estimated;

•	We may incur impairment charges as a result of the application of new American Institute of Certified Public Accountants Statement of Position 03-03;

•	Government regulation may limit our ability to recover and enforce the collection of receivables;

•	We are subject to ongoing risks of litigation, including individual or class actions under securities, consumer credit, collections, employment and other laws;

•	Unfavorable interpretation of existing laws or adverse developments in ongoing litigation;

•	The passage of new state or federal legislation restricting collection activities or increasing the cost of doing business;

•	We may make acquisitions that prove unsuccessful or strain or divert our resources;

•	We may not be able to manage our growth effectively;

•	We may not be able to hire and retain enough sufficiently trained employees to support our operations, and/or we may experience high rates of personnel turnover;

•	Recent legislative actions and proposed regulations will require corporate governance initiatives, which may be difficult and expensive to implement and maintain;

•	The failure of our technology and phone systems could have an adverse effect on our operations;

•	We may not be able to successfully anticipate, invest in or adopt technological advances within our industry;

•	We may not be able to adequately protect the intellectual property rights upon which we rely;

•	Our results of operations may be materially affected if bankruptcy filings increase; and

•	We have engaged in transactions with members of our Board of Directors, significant stockholders, and entities affiliated with them; future transactions with related parties could pose conflicts of interest.

Forward-looking statements speak only as of the date the statement was made. They inherently are subject to risks and uncertainties, some of which we cannot predict or quantify. Future events and actual results could differ materially from the forward-looking statements. When considering each forward-looking statement, you should keep in mind the risk factors and cautionary statements found throughout the Company’s annual report on Form 10-K as of and for the year ended December 31, 2004 filed with the Securities and Exchange Commission. We do not undertake and specifically decline any obligation to publicly release the result of any revisions to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, whether as a result of new information, future events, or for any other reason.

In addition, it is our policy generally not to make any specific projections as to future earnings and we do not endorse projections regarding future performance that may be made by third parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: January 31, 2006	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Slide presentation given by J. Brandon Black, President and Chief Executive Officer, at the Brean Murray, Carret & Co. Small Cap Institutional Investor Conference ‘06 on January 31, 2006 in New York, New York.

99.2	Reconciliation of non-GAAP information pursuant to Regulation G.